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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

      Date of report (Date of earliest event reported): August 27, 2003

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts                001-16767               73-1627673
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)


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Item 1-4.   Not applicable.

Item 5.     Other Events

      On August 27, 2003, Westfield Financial, Inc., the holding company for Westfield Bank, issued a news release announcing that the Boards of Directors of the Company and the Bank and the Board of Trustees of Westfield Mutual Holding Company adopted a Plan of Charter Conversion pursuant to which the Company, the Bank and the MHC will convert to federal charters.

Item 6.     Not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

            (a) No financial statements are required to be filed with this Report.

            (b) No pro forma financial information is required to be filed with this Report.

            (c)   The following exhibit is filed with this Report:

            Exhibit No.    Description
            -----------    -----------

                99.1 Press release issued by Westfield Financial, Inc. on August 27, 2003 announcing the adoption of the Plan of Charter Conversion.

Items 8-12. Not applicable.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.

                                       By:  /s/ Michael J. Janosco, Jr.
                                            -------------------------------
                                            Name:   Michael J. Janosco, Jr.
                                            Title:  Vice President, Chief
                                                    Financial Officer and
                                                    Treasurer

Date: August 27, 2003


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1        Press Release dated August 27, 2003.


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